UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2018

Alcentra Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	1-36447	46-2961489
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

200 Park Avenue, 7th Floor
New York, NY 10166

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 922-8240

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2018, Paul J. Echausse informed the board of directors (the “Board”) of Alcentra Capital Corporation (the “Company”) of his intent to resign from his positions as Chairman of the Board and member of the Board, each effective January 8, 2018. Mr. Echausse’s resignation was not the result of a disagreement with the Company on any matter relating to its operations, policies or practices. In connection with Mr. Echausse’s resignation, and pursuant to the Company’s Bylaws, the Board approved a decrease in the number of directors that constitutes the full Board to six (6) directors from seven (7) directors.

Item 8.01.	Other Events.

In addition, on January 9, 2018, the Board appointed Paul Hatfield to serve as Chairman of the Board, effectively immediately. Mr. Hatfield has been a member of the Board since 2013 and previously served as Chairman of the Board from 2014 through April 2017.

Further, on January 9, 2018, the Board, including those members of the Board who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, of the Company or its investment adviser (each, an “Independent Director”), established a lead Independent Director position (the “Lead Independent Director”), and appointed Steven H. Reiff to serve as Lead Independent Director, effective immediately. In his role as the Lead Independent Director, Mr. Reiff will, among other responsibilities, preside at all Board meetings at which the Chairman of the Board is not present, including executive sessions of the Independent Directors, serve as a liaison between the Chairman of the Board and the Independent Directors, and review and approve Board meeting agendas. Mr. Reiff has served as an Independent Director on the Board since January 2017.

The Company also issued a press release relating to the matters described herein, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

99.1 – Press release, dated January 10, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCENTRA CAPITAL CORPORATION
Date: January 10, 2018
	By:	/s/ Ellida McMillan
Name: Ellida McMillan Title: Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary